                                                                  EXHIBIT 4.1

NUMBER                                                                 SHARES
AC

                                  BIOLABS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                              SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                  COMMON STOCK              CUSIP 090608 10 3

THIS CERTIFIES THAT:

IS OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                           $.0001 PAR VALUE EACH OF

------------------------------- BIOLABS, INC. -------------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                 COUNTERSIGNED:
                                        OLDE MONMOUTH STOCK TRANSFER CO. INC.
                            77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NY 07716
                                                               TRANSFER AGENT

                       BY:
                                                         AUTHORIZED SIGNATURE

                                     [SEAL]



               SECRETARY                               PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of
              survivorship and not as tenants
              in common

UNIF GIFT MIN ACT -            Custodian
                     --------------------------------
                         (Cust)           (Minor)
                       under Uniform Gifts to Minors

                             Act
                                 ________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________________

                                 _____________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                          THE FACE OF THE CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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